UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

GARTNER, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

To Be Held On:

May 26, 2016 at 10:00 a.m.

56 Top Gallant Road, Stamford, Connecticut

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/16/16.

Please visit http://www.astproxyportal.com/ast/14908/, where the following materials are available for view:

	•	Notice of Meeting, Proxy Statement and Annual Report to Stockholders Combination Document
	•	Form of Electronic Proxy Card

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

	1.	Election of Directors: Nominees to be elected for terms expiring in 2017

		1a.	Michael J. Bingle

		1b.	Richard J. Bressler

		1c.	Raul E. Cesan

		1d.	Karen E. Dykstra

		1e.	Anne Sutherland Fuchs

		1f.	William O. Grabe

		1g.	Eugene A. Hall

		1h.	Stephen G. Pagliuca

		1i.	James C. Smith

	2.	Advisory approval of the Company’s executive compensation.

	3.	Ratify the appointment of KPMG LLP as our independent auditor for fiscal 2016.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 26, 2016

GARTNER, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 31, 2016
Date: May 26, 2016	Time: 10:00 AM, EST
Location:	56 Top Gallant Road
Stamford, CT 06904

You are receiving this communication because you hold shares in the above named company .

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice of Meeting, Proxy Statement and Annual Report Combination Document

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2016 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal (s) :

1.	Election of Directors : Nominees to
	be elected for terms expiring in	3	Ratify the appointment of KPMG LLP
	2017		as our independent auditor for
			fiscal 2016.
	Nominees

1A	Michael J. Bingle

1B	Richard J. Bressler

1C	Raul E. Cesan

1D	Karen E. Dykstra

1E	Anne Sutherland Fuchs

1F	William O. Grabe

1G	Eugene A. Hall

1H	Stephen G. Pagliuca

1I	James C. Smith

The Board of Directors recommends you vote FOR the following proposal (s) :

2.	Advisory approval of the Company’s
executive compensation.

Voting items Continued

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

ANNUAL MEETING OF STOCKHOLDERS OF

May 26, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Annual Report to Stockholders, Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/14908/

â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  â

00003333333333300100	0	052616

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		1.	Election of Directors: Nominees to be elected for terms expiring in 2017

					FOR	AGAINST	ABSTAIN
			1a.	Michael J. Bingle	☐	☐	☐

			1b.	Richard J. Bressler	☐	☐	☐

			1c.	Raul E. Cesan	☐	☐	☐

			1d.	Karen E. Dykstra	☐	☐	☐

			1e.	Anne Sutherland Fuchs	☐	☐	☐

			1f.	William O. Grabe	☐	☐	☐

			1g.	Eugene A. Hall	☐	☐	☐

			1h.	Stephen G. Pagliuca	☐	☐	☐

			1i.	James C. Smith	☐	☐	☐

		2.	Advisory approval of the Company’s executive compensation.		☐	☐	☐

		3.	Ratify the appointment of KPMG LLP as our independent auditor for fiscal 2016.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.